UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2021 (August 25, 2021)

YELLOWSTONE ACQUISITION COMPANY
(Exact name of registrant as specified in its Charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(402) 225-6511 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	YSACU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value included as part of the units	YSAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	YSACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On August 1, 2021, Sky Harbour LLC (“SHG” or “Sky”), a Delaware limited liability company, and Yellowstone Acquisition Company (“Yellowstone”) entered into a definitive equity purchase agreement (the “Equity Purchase Agreement”), which was subsequently announced on August 2, 2021.  Immediately thereafter, BOC YAC Funding LLC, a Delaware limited liability company (“BOC YAC”), a wholly owned subsidiary of Boston Omaha Corporation (“Boston Omaha”), entered into a Series B Preferred Unit Purchase Agreement (the “Series B Purchase Agreement”) with SHG, which was also subsequently announced.  As part of the transaction, BOC YAC has agreed to invest $55 million directly into SHG, and upon the successful consummation of the business combination between SHG and Yellowstone (the "Business Combination"), this investment will convert into 5,500,000 shares of the post-combination public company’s Class A Common Stock, valued at $10.00 per share (the “BOC Initial Investment”).  The BOC Initial Investment, has been funded into escrow, is expected to be released to SHG immediately prior to the closing of the bond sale  as discussed in Item 8.01 below and is contingent upon SHG raising at least $80 million in a private activity bond offering. In the event the Business Combination is not consummated, Boston Omaha’s investment will remain as Series B Preferred units of SHG.

Item 8.01 Other Events.

On August 25, 2021, Sky announced that its subsidiary, Sky Harbour Capital LLC (“SH Capital”), entered into an agreement for $166.34 million in financing through the sale of Series 2021 private activity tax-exempt senior bonds through municipal conduit issuer, Public Finance Authority (“PFA”). SH Capital and its subsidiaries Sky Harbour Sugar Land Airport, LLC, Sky Harbour Opa Locka Airport, LLC, Nashville Hangars LLC, APA Hangars LLC, and DVT Hangars LLC will constitute an Obligated Group, the property and revenues of which will secure the bonds on a joint and several basis.

The bond issuance consists of unrated senior fixed rate tax-exempt bonds with three term maturities, in 2036, 2041 and 2054, with principal amortization from 2032 thru 2054 (average life of 24 years). The term bonds were priced to yield 3.80% (2036), 4.00% (2041) and 4.25% (2054).  Goldman, Sachs & Co. LLC served as lead bookrunner and Barclays Capital, Inc. served as co-managing underwriter.

As part of the plan of finance, SHG will be contributing $68 million in equity to the Obligated Group.  It is expected that this equity contribution, together with the bond proceeds, will be used to refinance existing debt and fund a development program at five airports consisting of 8 existing hangars and 74 new hangars in various phases located at Miami-Opa Locka Executive Airport, Sugar Land Regional Airport, Nashville International Airport, Centennial Airport and Phoenix Deer Valley Airport.  As previously announced, Boston Omaha's $55 million investment in SHG will close immediately prior to the closing of the bond transaction.

The bonds are expected to be issued on or about September 14, 2021, subject to customary closing conditions.

Additional Information

Yellowstone intends to file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed Business Combination, Yellowstone will mail the definitive proxy statement and other relevant documents to its stockholders. This communication does not contain all the information that should be considered concerning the Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. Yellowstone’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, and the definitive proxy statement in connection with Yellowstone’s solicitation of proxies for the special meeting to be held to approve the Business Combination as these materials will contain important information about Sky and Yellowstone and the proposed the Business Combination. The definitive proxy statement will be mailed to the stockholders of Yellowstone as of a record date to be established for voting on the Business Combination. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

Yellowstone, BOC Yellowstone LLC, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Yellowstone’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Yellowstone’s directors and officers in Yellowstone’s filings with the SEC, including Yellowstone’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 12, 2021, as amended on May 24, 2021 and such information and names of Sky’s directors and executive officers will also be in the proxy statement of Yellowstone for the Business Combination. Stockholders can obtain copies of Yellowstone’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

Sky and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Yellowstone’s stockholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding Boston Omaha’s, Yellowstone’s or Sky’s financial position, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the Business Combination; the satisfaction of the closing conditions to the Business Combination; and the timing of the completion of the Business Combination, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Boston Omaha’s, Yellowstone’s and Sky’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Equity Purchase Agreement or could otherwise cause the Business Combination to fail to close; (ii) the outcome of any legal proceedings that may be instituted against Yellowstone and Sky following the execution of the Equity Purchase Agreement and the Business Combination; (iii) any inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of Yellowstone or other conditions to closing in the Equity Purchase Agreement; (iv) the failure of Sky to consummate the private activity bond financing discussed herein; (v) the inability to maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the Business Combination; (vi) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that Sky or the combined company may be adversely affected by other economic, business, and/or competitive factors; (xi) potential future dilution in BOC YAC’s equity holdings in Sky, and (xi) other risks and uncertainties indicated in the proxy statement, including those under the section entitled “Risk Factors”, and in Boston Omaha’s and Yellowstone’s other filings with the SEC.

Yellowstone cautions that the foregoing list of factors is not exclusive. Yellowstone cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of  Yellowstone's Annual Report on Form 10-K for the year ended December 31, 2020, as amended and filed with the SEC.  Yellowstone's securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, Yellowstone disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

That bond offering discussed herein is being made through a Preliminary Offering Statement (“POS”), which contains a number of disclosures regarding SH Capital and  the Obligated Group for such bonds.   The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group.  Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Yellowstone or Boston Omaha.

Yellowstone intends to file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed Business Combination, Yellowstone will mail the definitive proxy statement and other relevant documents to its stockholders. This communication does not contain all the information that should be considered concerning the Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. Yellowstone’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, and the definitive proxy statement in connection with Yellowstone’s solicitation of proxies for the special meeting to be held to approve the Business Combination as these materials will contain important information about Sky and Yellowstone and the proposed the Business Combination. The definitive proxy statement will be mailed to the stockholders of Yellowstone as of a record date to be established for voting on the Business Combination. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov.

ITEM 9.01        Financial Statements and Exhibits.

(d)                    Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOWSTONE ACQUISITION COMPANY (Registrant) By: /s/ Joshua P. Weisenburger Joshua P. Weisenburger, Chief Financial Officer

Date:  August 25, 2021